================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           CHEMI-TROL CHEMICAL CO.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             CHEMI-TROL CHEMICAL CO.

                      2776 C.R. 69 * GIBSONBURG, OHIO 43441

 ------------------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
 ------------------------------------------------------------------------------


To All Shareholders:

         The Annual Meeting of Shareholders of Chemi-Trol Chemical Co. will be held on Thursday, July 17, 1997 at 10:00 a.m. at Ole Zim's Restaurant, located at 1375 North State Route 590, east of the Corporate offices, Gibsonburg, Ohio, 43431, for the following purposes:

         1. Election of three Directors for a term of three years and one Director for a term of one year.

         2. Appointment of the firm of Ernst & Young as independent auditors to audit the accounts of the Company for the year ended December 31, 1997.

         3. To transact any other business that may properly come before the meeting.

         Lunch will be served immediately following the meeting.



                                            For the Board of Directors



                                            Arthur F. Doust
                                            Chairman and Chief Executive Officer

June 15, 1997

          PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE
                ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU
                      EXPECT TO ATTEND THE ANNUAL MEETING.

                             CHEMI-TROL CHEMICAL CO.

                      2776 C.R. 69, GIBSONBURG, OHIO 43431


                                  June 15, 1997


                                 PROXY STATEMENT


GENERAL MATTERS

                The accompanying proxy is solicited by the Board of Directors of Chemi-Trol Chemical Co. (the "Company") for the annual Meeting of Shareholders of the Company to be held at Ole Zim's Restaurant, located at 1375 North State Route 590, east of the corporate offices, Gibsonburg, Ohio 43431 on Thursday, July 17, 1997 at 10:00 a.m. This proxy statement and the enclosed form of proxy were first mailed, sent or given to shareholders on or about June 15, 1997.

                The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company for no additional compensation. In addition to using the mails and officers and employees of the Company to solicit proxies, Morrow & Co. has been retained at a cost of $2,500 plus expenses to aid in the solicitation of proxies. Proxies may be solicited personally, by telephone, by telegram or other electronic means.

                Only shareholders of record at the close of business on June 15, 1997, will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on June 15 the Company had outstanding 2,004,930 common shares, each share entitled to one vote.

                Abstentions will be deemed to be present for the purpose of determining a quorum for the meeting, but will be deemed not voting on issues or matters as to which the abstention is applicable. Shares held by brokers which are not voted will not be counted for any purposes.

                The persons named in the proxy will vote all shares in accordance with the instructions given by the shareholders in their respective proxies, returned, duly executed and received by the Company on or prior to 10:00 a.m. on July 17, 1997. Any shareholder giving a proxy has the right to revoke it any time before it is voted by giving notice to the Company in writing or in an open meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

                Set forth below is certain information concerning persons who are known by the Company to own beneficially more than 5% of any class of the Company's voting shares on March 31, 1997.


                                                              AMOUNT AND
                                                              NATURE OF
TITLE OF                   NAME AND ADDRESS                   BENEFICIAL                PERCENT
 CLASS                     OF BENEFICIAL OWNER                OWNERSHIP(1)              OF CLASS
--------                   -------------------                ------------              --------

Common Shares              Arthur F. Doust                    252,515(2)                12.59%
                           2690 CR 69
                           Gibsonburg, Ohio  43431

Common Shares              Trilon Dominion Partners,          241,351(3)                12.03%
                            L.L.C.
                           F/K/A Venture Capital,
                            Equities, L.L.C.
                           250 Park Avenue, Suite 2020
                           New York, New York  10017

Common Shares              Asher B. Edelman                   107,650(4)                 5.37%
                           717 Fifth Ave.
                           New York, New York  10022

(1) All shares are held of record with sole voting and investment power unless otherwise indicated.

(2)      Includes (a) 157,014 shares held in trust by Arthur F. Doust and Anna
         K. Doust, Co-Trustees, of which 78,507 shares are held for their own benefit; (b) 44,765 shares owned by Anna K. Doust, wife of Arthur F. Doust; and (c) 12,743 shares owned by the children of Arthur F. Doust.

(3) Based upon most recent Schedule 13D filing dated September 27, 1996. VC Holdings, Inc., the sole manager and the holder of 100% of the voting interests of Trilon Dominion Partners, L.L.C. ("L.L.C."), is the indirect beneficial owner of the 241,351 shares of common stock of the issuer owned by L.L.C. Ronald W. Cantwell ("Mr. Cantwell") is the holder of 100% of the capital stock of VC Holdings, Inc., which is the sole manager and the holder of 100% of the voting interests of L.L.C. Consequently, Mr. Cantwell is the indirect beneficial owner of the 241,351 shares of common stock of the issuer owned by the L.L.C. Dominion Capital,Inc. holds a 50% non-voting preferred interest in the L.L.C. Dominion Capital, Inc. has disclaimed beneficial ownership of these securities.

(4) Based upon Schedule 13D filing dated March 26, 1996. Edelman Value Partners, L.P. owns 36,300 Shares and Edelman Value Fund, Ltd. owns 71,350 shares. Asher B. Edelman is the President and Sole Director of A.B. Edelman Management Company, Inc., which is the Sole General Partner of Edelman Value Partners, L.P. and also the Investment Manager of Edelman Value Fund, Ltd. Therefore, Mr. Edelman may be deemed the beneficial owner of both of these holdings.

ELECTION OF DIRECTORS

                It is the intention of the persons holding the proxies solicited hereby to vote (in the absence of contrary specifications) for the election of Richard S. Dudley, Robert H. Moyer and Robert W. Woolf for a three-year term and for the election of Asher B. Edelman for a term of one year. However, if the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by proxies they receive and distribute such votes in accordance with their best judgment.

                Under the General Corporation Law of Ohio, if notice in writing is given by any shareholder to the President or any Vice President or the Secretary of the Company, not less than forty-eight hours before the time fixed for holding the meeting, that the shareholder desires that the voting for election of directors shall be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting, each shareholder will have cumulative voting rights. No shareholder vote is necessary to provide for such cumulative voting rights. Cumulative voting means that each shareholder is entitled to that number of votes equal to the number of shares that he owns multiplied by the number of directors to be elected. Each shareholder may cast all of his votes for a single nominee or may distribute his votes among as many nominees as he sees fit.

         The three nominees receiving the largest number of votes for the director positions to be filled will be elected to a three-year term and the nominee receiving the fourth largest number of votes will be elected to a term of one year.

         Set forth below is certain information relating to Richard S. Dudley, Robert H. Moyer, Robert W. Woolf and Asher B. Edelman, the Company's nominees for election as Directors, and the Directors of the Company whose terms of office will continue after the meeting.


                                              PRINCIPAL OCCUPATION OR
                                           POSITION DURING THE PAST FIVE
                                           YEARS, DIRECTORSHIPS OF OTHER          DIRECTOR
                                               PUBLICLY OWNED COMPANIES,        CONTINUOUSLY
NAME                       AGE                    PROPOSED TERMS                   SINCE         COMMITTEES
----                       ---             -----------------------------        ------------     ----------

                              COMPANY'S NOMINEES FOR TERM OF OFFICE EXPIRING IN 2000

Richard J. Dudley           66        Retired in 1987 as Chairman of the Board,      1993        Executive
                                      President and CEO of S.E. Hyman Co., a
                                      manufacturing company located in Fremont,
                                      Ohio, and served as Assistant to the
                                      President of Terra Technical College,
                                      Fremont, Ohio (1987-1990)


                                              PRINCIPAL OCCUPATION OR
                                           POSITION DURING THE PAST FIVE
                                           YEARS, DIRECTORSHIPS OF OTHER               DIRECTOR
                                             PUBLICLY OWNED COMPANIES,               CONTINUOUSLY
NAME                                              PROPOSED TERMS                       SINCE    AGE           COMMITTEES
----                                       -----------------------------             --------------           ----------

Robert H. Moyer             68        President of the Mosser Group, located             1992                 Audit
                                      in Fremont, Ohio, a holding company of:                                 Compensation
                                      Mosser Construction, Inc. of which he
                                      is Chairman; Contractors Equipment, Inc.;
                                      WMOG Investment, Inc.; and Telamon
                                      Construction, Inc.; Director of Croghan
                                      Bancshares, Inc., the publicly-owned
                                      holding company of Croghan Colonial Bank.

Robert W. Woolf             55        President (1988 to date) and                       1987                 Executive
                                      Vice President (1985 to 1988)                                           Governance
                                      of the Company                                                          Compensation

                              COMPANY'S NOMINEES FOR TERM OF OFFICE EXPIRING IN 1998

Asher B. Edelman            57        President and Sole Director (1995 to date) of                           Audit
                                      A.B. Edelman Management Company, Inc., the
                                      sole general partner of Edelman Value Partners,
                                      L.P.; General Partner (1984 to date), Asco
                                      Partners, a general partner of Edelman Securities
                                      Company; General Partner, Plaza Securities Company;
                                      Chairman of the Board (1985 to date) and Chief
                                      Executive Officer (1993 to date) of Datapoint
                                      Corporation; Investment Manager, (1996 to date)
                                      Edelman Value Fund, Ltd.; Chairman of the Board,
                                      Canal Capital Corporation

                                       DIRECTORS WHOSE TERMS EXPIRE IN 1998

Fred J. Roynon              64        Retired (1991) bank executive with twenty-         1993                 Audit
                                      four years' experience in community bank
                                      management, including Chairman, President
                                      and CEO of Society Bank Northwest Ohio
                                      (1980-1985)

John P. Simcox              47        Vice President (1991) to date) and General         1990
                                      Manager of the Tank Division (1990 to date),
                                      Director of Sales of the Company (1987 to 1989)

                                       DIRECTORS WHOSE TERMS EXPIRE IN 1999

Arthur F. Doust             74        Chairman of the Board (1985 to date);              1952                 Executive,
                                      Chief Executive Officer (1987 to date) and                              Governance,
                                      and President (1969 to 1988) of the Company                             Compensation


                                                PRINCIPAL OCCUPATION OR
                                             POSITION DURING THE PAST FIVE
                                             YEARS, DIRECTORSHIPS OF OTHER             DIRECTOR
                                               PUBLICLY OWNED COMPANIES,             CONTINUOUSLY
NAME                                                PROPOSED TERMS                     SINCE   AGE        COMMITTEES
----                                         ------------------------------          -------------        -----------

Kevin D. Lauck              46        Secretary and Controller (1988 to date) of       1990
                                      the Company

W. Burton Lloyd             58        President of Advanced Insulation Concepts,       1986                Governance,
                                      Inc., formerly American Isowall Corporation                         Compensation
                                      located in Florence, Kentucky, which manufactures
                                      various panels for use in the construction of cold
                                      storage units

          The Executive Committee acts on behalf of the Board between meetings of the Board and has the complete authority of the Board, other than the authority to fill vacancies among directors or on any committee of directors. The Executive Committee did not meet in 1996.

     The Audit Committee engages in the functions usual to an audit committee of a publicly-held corporation, including recommendations as to the engagement of independent accountants; review with the independent accountants the proposed scope of and plans for annual audits and review of audit results; review of the adequacy of internal financial controls and internal audit functions; and review of any problems identified by either the internal or external audit functions. The Audit Committee held two meetings in 1996.

     The Governance Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to corporate governance issues, mechanisms and procedures affecting the Company and for undertaking such other duties as are delegated to it from time to time by the Executive Committee or the Board of Directors of the Company. The Governance Committee did not meet in 1996.

     The Compensation Committee is responsible for approving, recommending, or reviewing management proposals concerning the compensation and benefits of the employees of the Company. The Compensation Committee held one meeting in 1996.

     The Company has no standing nominating committee or committee performing a similar function.

     During the year ended December 31, 1996 there were nine meetings of the Board of Directors. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the committees on which he served.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as to the beneficial ownership of the Common Shares of the Company, as of March 31, 1997, by each Director of the Company and by all directors and officers of the Company as a group:


                                           AMOUNT AND
                                           NATURE OF
                                           BENEFICIAL
               BENEFICIAL OWNER            OWNERSHIP(1)          PERCENT
               ----------------            ------------          -------

               Arthur F. Doust                252,515(2)          12.59%
               Robert W. Woolf                  4,070               .20%
               John P. Simcox                   1,500               .07%
               Kevin D. Lauck                   2,852               .14%
               Asher B. Edelman               107,650(3)           5.37%
               W. Burton Lloyd                 61,463(4)           3.07%
               Robert H. Moyer                  2,452               .12%
               Fred J. Roynon                     500               .02%
               Richard J. Dudley                  242               .01%

               All directors and              384,064             19.16%
               officers as a group
               (11 persons)                   436,553             21.77%

-------------------

(1) All shares are held of record with sole voting and investment power unless otherwise indicated.

(2) Includes (a) 157,014 shares held in trust by Arthur F. Doust and Anna K. Doust, Co-Trustees, of which 78,507 shares are held for their own benefit; (b) 44,765 shares owned by Anna K. Doust, wife of Arthur F. Doust; and (c) 12,743 shares owned by the children of Arthur F. Doust.

(3) Based upon Schedule 13D filing dated March 26, 1996. Edelman Value Partners, L.P. owns 36,300 Shares and Edelman Value Fund, Ltd. owns 71,350 shares. Asher B. Edelman is the President and Sole Director of A.B. Edelman Management Company, Inc., which is the Sole General Partner of Edelman Value Partners, L.P. and also the Investment Manager of Edelman Value Fund, Ltd. Therefore, Mr. Edelman may be deemed the beneficial owner of both of these holdings.

(4)    Includes 58,269 shares owned by Roselyn Lloyd, wife of W. Burton Lloyd.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Jon M. Cravens, formerly the General Manager of the Company's Cory Orchard & Turf Division, was delinquent in filing a Form 4 Statement of Changes in Beneficial Ownership, to report the sale of 1000 shares of stock in March of 1996, but timely filed Form 5 to rectify the delinquency. The Company believes that all present Directors and Officers have timely filed all reports required by Section 16(a) of the Act.

EXECUTIVE OFFICERS OF THE COMPANY

       The following information is furnished with respect to each executive officer and certain significant employees:


                                                 OFFICES AND POSITIONS
           NAME          AGE                     HELD WITH THE COMPANY
           ----          ---                     ---------------------

Arthur F. Doust          74         Chairman of the Board (1985 to date), Chief Executive
                                    Officer (1987 to date), President (1969 to 1988) and
                                    Director (1952 to date)

Robert W. Woolf          55         President (1988 to date), Vice President (1985 to 1988)
                                    and Director (1987 to date)

John P. Simcox           47         Vice President of the Company (1991 to date), General
                                    Manager of the Tank Division (1990 to date), Director
                                    of Sales of the Company (1987 to 1989) and Director
                                    (1990 to date)

Kevin D. Lauck           46         Secretary and Controller (1988 to date) and Director
                                    (1990 to date)

James C. Herl            50         General Manager of Chemical Group (1996 to date) and
                                    as Engineer in the Chemical Group, with primary
                                    responsibility in the Pavement Marking Division (1974
                                    to 1996).

James R. LaBenne         51         General manager of Cal-Van Tools Division (1988 to
                                    date) and Assistant General Manager of the Cal-Van
                                    Tools Division (1987 to 1988)


EXECUTIVE COMPENSATION

Summary Information
-------------------

         The following table summarizes the total compensation for each of the last three years of (i) the Company's Chief Executive Officer and (ii) any of its other four most highly compensated executive officers who received salary and bonus in excess of $100,000.


                           Summary Compensation Table
                               Annual Compensation
                           ---------------------------

Name and                                                                        Other
Principal                                                                      Annual               All Other
Position                     Year        Salary $         Bonus $          Compensation $        Compensation $
--------                     ----        --------         -------          --------------        --------------

Arthur F. Doust               1996        55,996          24,000              3,000(a)               2,480(b)
Chairman and                  1995        53,225          17,000              3,000(a)               2,177(b)
CEO                           1994        40,379          24,000              3,000(a)               3,863(b)

Robert W. Woolf               1996       106,814          20,000              3,000(a)               3,931(b)
President and                 1995       102,086          18,125              3,000(a)               3,726(b)
COO                           1994        87,899          25,500              3,000(a)               6,804(b)

(a)     Director fees paid for service on Board of Directors.
(b) Company's profit sharing plan contribution to Mr. Doust's account and Mr. Woolf's account.

        During the year ended December 31, 1996, each Director of the Company was compensated for services as a Director by the total payment of $3,000 for the four regularly scheduled meetings. Outside or independent Directors are compensated $400 for attending special meetings that are scheduled on days other than the regular quarterly meetings.

EXECUTIVE EMPLOYMENT AGREEMENTS

        In August 1996, the Company entered into agreements to employ Mr. Robert Woolf as the President and Chief Operating Officer, Jr. John P. Simcox as Vice President and General Manager of the Tank Division, and Mr. Kevin D. Lauck, as Secretary and Controller for terms of three years. The employment agreements provide for annual base compensation equal to an amount which is not less than the officer's annual base compensation on the date of the agreement and for an annual bonus which is not less than the greater of 15% annual base compensation or the bonus paid in the preceding fiscal year. In addition, the employment agreements provide that during the term of the agreement and for one year thereafter, the officers shall not compete with any business carried on by the Company. The agreements further provide that if the officer's employment is terminated following a change of control, other than for cause, disability or retirement, the officer shall be entitled to receive, in lieu of any salary or bonuses payable under the agreement, an amount equal to three times the present value of his annual base compensation and bonus plus the case surrender value of all life insurance maintained by the Company on the officer's life.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of Arthur F. Doust and Robert W. Woolf, each of whom is an executive officer of the Company, and Robert H. Moyer and W. Burton Lloyd, independent directors. Robert H. Moyer was appointed to fill the position vacated by Robert F. Veh, who retired subsequent to the April 1997 Board Meeting.

Compensation Committee Report on Executive Compensation

        This report sets forth the compensation policies of the Compensation Committee applicable to the Company's executive officers and the relationship of corporate performance to executive compensation.

        The Company's compensation package for its executive officers consists of base salary, annual performance-based bonus and participation in the Company's Profit Sharing Plan. These particular elements are further explained below.

        Base salaries are determined primarily on the basis of salaries being paid in the competitive marketplace, Company-wide performance and each executive officer's responsibilities, individual performance, knowledge, ability, time in position and prior experience. Salaries are adjusted annually as determined by individual performance, the competitive marketplace, Company-wide performance and changes in the cost of living. In general, base salaries are set at levels believed by the Committee to be sufficient to attract and retain qualified individuals when considered with the other components of the Company's compensation structure.

        Annual performance-based bonuses are determined at year end by the Committee for the Chief Executive Officer and each executive officer, with the amount for each depending upon individual accomplishments and the overall performance of the Company, as weighted and applied on an individual basis by the Compensation Committee. Performance bonuses for executive officers have historically not exceeded 30% of base compensation.

        The Company's Profit Sharing Plan is qualified under Section 401(a) of the Internal Revenue Code and is for the benefit of all employees who complete a specified number of hours of service to the Company each Plan year and are employees through year-end. The Board of Directors of the Company determines the amount to be contributed from income to the Plan for each year based upon Company performance, historical contribution levels and other factors deemed appropriate by the Board. Company contributions to the Plan are allocated to the accounts of eligible employees pro rata according to each employee's annual compensation, without any variance of such formula for executive officers. Retirement, disability or death benefits under the Plan commence on the earlier of retirement, disability or death of an eligible employee, based upon the employee's Plan account balance. Upon termination of employment for reasons other than retirement, disability or death, rights of eligible employees depend upon their number of years of service to the Company. All executive officers of the Company are currently participating in the Profit Sharing Plan.

        The foregoing report has been furnished by Arthur F. Doust, W. Burton Lloyd, Robert F. Veh, and Robert W. Woolf, as members of the Compensation Committee of the Board of Directors during 1996.

Stock Performance Graph

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the S & P 500 Stock Index and the Diversified Mfg. Group for the period commencing December 31, 1991, and ending December 31, 1996.

                             Dec. 91    Dec. 92    Dec. 93     Dec. 94    Dec. 95    Dec. 96
                             -------    -------    -------     -------    -------    -------
Chemi-Trol Chemical Co.      100.00     128.06     146.33      151.30      179.66    166.48

S&P 500 COMP-LTD             100.00     107.61     118.41      120.01      164.95    202.72

Manufacturing (Div. INDLS)   100.00     108.38     131.55      136.19      191.71    264.15


         Assumes that the value of the investment in Chemi-Trol Chemical Common Stock and each index was $100 on December 31, 1991, and that all dividends were reinvested monthly.

SOURCE: S&P COMPUSTAT BASE YEAR = 100  12/31/91


INDEPENDENT AUDITORS

         The firm of Ernst & Young, independent certified public accountants, has audited the records of the Company since 1959. A representative of Ernst & Young will be present at the Annual Meeting to make a statement if he so desires and to respond to appropriate questions. The Board of Directors recommends that the shareholders continue the services of this firm and appoint them to audit the accounts of the Company for the year ended December 31, 1997. Shareholder approval of the Company's independent certified public accountants is not required by the Company's Code of Regulations or otherwise. If the shareholders do not approve this appointment, other certified public accountants will be considered by the Board of Directors.

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Proposals of shareholders intended to be included in the 1998 Annual Meeting Proxy Statement must be received by the Secretary, Chemi-Trol Chemical Co., 2776 C.R. 69, Gibsonburg, Ohio 43431 no later than February 15, 1998. Decisions about inclusion of such proposals in the proxy statement are subject to the applicable rules and requirements of the Securities and Exchange Commission.

NOMINATIONS FOR THE BOARD OF DIRECTORS MADE BY A SHAREHOLDER

         A nomination must be made by written notice and received by the Secretary not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 60 days' notice or prior public disclosure of the meeting date is given or made to shareholders, not later than the 10th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice of nomination must contain certain information about the proposed nominee and certain information about the shareholder proposing to nominate such person. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as a director. If a person is not nominated in accordance with the foregoing procedures, such person would not be eligible for election as a director.

         A shareholder must provide written notice of such an intention to bring business before an annual meeting not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting (or if the date of the annual meeting is changed by more than 30 days from such anniversary date, not later than the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made). Such notice must contain a description of the business desired to be brought before the meeting and certain information about the shareholder proposing such business. If business is not brought by a shareholder in accordance with the foregoing procedures, such business shall be declared not properly brought before the meeting and shall not be discussed or presented for a vote by shareholders.

OTHER MATTERS

         The Board of Directors does not expect or intend to bring any business before the meeting other than pertaining to the subjects referred to in this Proxy Statement. However, in the event that other business does properly come before the meeting, it is intended that the persons voting such proxies will vote thereon according to their best judgment in the interest of the Company.

                                 By Order of the Board of Directors

                                 Kevin D. Lauck
                                 Secretary
JUNE 15, 1997

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                              DIRECTORS.
                              The undersigned hereby appoints Arthur
   [CHEMI-TROL                F. Doust, Robert W. and Kevin D. Lauck, as
   CHEMICAL CO. LOGO]         Proxies, each with the power to appoint his
                              substitute, and hereby authorizes them to
        PROXY                 represent and to vote, as designated below, all
Chemi-Trol Chemical Co.       the shares of common stock of Chemi-Trol Co. held
      2776 C.R. 69            of record by the undersigned on June 15, 1997,
 Gibsonburg, OH 43431         at the annual meeting of shareholders to be held
                              on July 17, 1997 and any adjournment thereof.
                              THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                              SHAREHOLDERS VOTE FOR PROPOSALS 1 AND 2

1. PROPOSAL TO ELECT R. J. DUDLEY, R. H. MOYER and R. W. WOOLF as Directors for a term of three years and A. B. EDELMAN for a term of one year, and until their successors are elected and qualified.
   [ ] FOR all nominees listed above             [ ] WITHHOLD AUTHORITY
       (except as marked to the contrary below)      to vote for all nominees
                                                     listed above

   -----------------------------------------------------------------------------
   (Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above)

2. PROPOSAL TO APPOINT ERNST & YOUNG, L.L.P. as the independent auditors of the company to audit the accounts of the Company for the year ended December 31,
   1997.                 [ ] FOR    [ ] AGAINST    [ ] ABSTAIN



The Proxies are authorized to use their discretion in voting upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PROPOSALS 1 AND 2 ARE PROPOSED BY THE COMPANY.

Please sign exactly as name appears below. Then shares are held by joint tenants, both should sign. When signing
                                         as attorney, as executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. If a
                                         corporation, please sign in full
                                         corporate name by President or other
                                         authorized officer. If a partnership,
                                         please sign in partnership name by
                                         authorized person.



                                         ---------------------------------------
                                         Signature

Dated: ____________________, 1997        ---------------------------------------
                                         Signature, if held jointly